THE WALL STREET FUND, INC.
                     Supplement dated September 14, 2000 to
                          Prospectus dated May 1, 2000



The following provision should appear immediately after WAIVERS FOR CERTAIN INVESTORS on page 7 of the Prospectus:

PURCHASES THROUGH PROCESSING INTERMEDIARIES

Investors may purchase shares of the Fund at net asset value through asset management programs or services, offered or administered by broker-dealers, fee-based financial planners, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Processing Intermediaries will become the shareholders of record for their clients and customers and may use procedures or impose restrictions in addition to or different from those applicable to investors who invest directly in the Fund or by placing orders with selected dealers. Investors purchasing Fund shares through Processing Intermediaries must purchase additional shares for these accounts through their Processing Intermediaries. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund, the Distributor or the investment adviser. Additionally, the investment adviser, the Distributor and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner.

The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. The order will be priced at the Fund's net asset value next computed after it has been received by the Fund from the Processing Intermediary.